UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Vote your shares today for the Annual Meeting! P22103-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow . What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the Notice. Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice? Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com. How can I vote my shares? You can vote your shares online, by phone or by mail. The “How to Vote” section of the Notice provides detailed information on each of these options. For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. XXXX XXXX XXXX XXXX

VOTE YOUR SHARES TODAY FOR THE ANNUAL MEETING! P22103-EPB

ANNUAL MEETING

ARES CAPITAL CORPORATION

Your Vote Is Missing!
Vote Your Shares Today!

The annual shareholder meeting will be held on June 10, 2019. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-866-864-7961.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.